UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2007

Affordable Residential Communities Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7887 E. Belleview Avenue, Suite 200, Englewood, CO 80111
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 303-383-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On July 27, 2007, Affordable Residential Communities Inc. (the "Company") issued a press release announcing that the Company had received stockholder approval for the sale of its manufactured home communities business, including the operating assets used in the Company's manufactured home communities business and its retail sales and financing businesses, to American Residential Communities LLC, an affiliate of Farallon Capital Management L.L.C. and Helix Funds LLC.

A copy of the press release, dated July 27, 2007, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Affordable Residential Communities Inc., dated July 27, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFORDABLE RESIDENTIAL COMMUNITIES INC.
Date: July 27, 2007	By:	/s/ Scott L. Gesell
	Name:	Scott L. Gesell
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Affordable Residential Communities Inc., dated July 27, 2007.